                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 17, 1999



                           QUICKSILVER RESOURCES INC.
             (Exact name of registrant as specified in its charter)



        Delaware                    001-14837                   75-2756163
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



                1619 Pennsylvania Avenue, Fort Worth, Texas 76104
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (817) 877-3151


                                 Not Applicable
          (Former name or former address, if changed since last report)

                        REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and Stockholders of Quicksilver Resources Inc.
Fort Worth, Texas

     We have audited the accompanying statement of revenues and direct operating expenses of the Unocal Corporation's Spirit Energy 76 unit interests, as described in Note 1, for the year ended December 31, 1998. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and direct operating expenses reflects the revenues and direct operating expenses attributable to the Unocal Corporation's Spirit Energy 76 unit interests, as described in Note 2, and is not intended to be a complete presentation of the revenues and expenses of the Unocal Corporation's Spirit Energy 76 unit interests.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Unocal Corporation's Spirit Energy 76 unit interests, as described in
Note 1, for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Fort Worth, Texas
July 22, 1999

SPIRIT ENERGY 76 UNIT INTERESTS

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
YEAR ENDED DECEMBER 31, 1998
(In Thousands)
-------------------------------------------------------------------------------


                                                         1998
                                                         ----

REVENUES - Oil, gas and related product sales          $9,718

DIRECT OPERATING EXPENSES - Lease
operating expenses                                      2,670
                                                        -----

EXCESS OF REVENUES OVER DIRECT
OPERATING EXPENSES                                     $7,048
                                                       ======


See notes to statement of revenues and direct operating expenses

 SPIRIT ENERGY 76 UNIT INTERESTS

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1998

1.   THE PROPERTIES

     The accompanying statement represents the revenues and direct operating expenses attributable to the net interest in Unocal Corporation's Spirit Energy 76 unit interests in producing wells and certain non-producing leases primarily in the Garfield and Beaver Creek Fields sold to Quicksilver Resources Inc. ("Quicksilver"). The purchase price was $30 million, consisting of $27 million in cash and 404,381 unregistered shares of Quicksilver's common stock. The stock component of the purchase price was placed in escrow and will be distributed to Unocal over a three-year period, subject to downward adjustment for certain costs, expenses, and liabilities incurred during this period.
     Quicksilver financed the cash portion of the purchase price with $27 million of borrowings under a bank credit facility, which permits Quicksilver to obtain revolving credit loans and to issue letters of credit from time to time in an aggregate amount not to exceed the lesser of a borrowing base limitation or $200 million. The properties are located in the state of Michigan. The acquisition closed in May 1999. These acquired properties and their related operations are included in Quicksilver's consolidated financial statements from the date of closing.

2.   BASIS OF PRESENTATION

     The historical financial statements reflecting financial position, results of operations and cash flows required by generally accepted accounting principles, are not presented as such information is neither readily available on an individual property basis nor meaningful for the properties acquired because the entire acquisition cost is being assigned to oil and gas properties. Accordingly, the statement of revenues and direct operating expenses is presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

     The accompanying statement of revenues and direct operating expenses represents Unocal Corporation's net ownership interest in the properties acquired by Quicksilver and is presented on the full cost accrual basis of accounting. Depreciation, depletion and amortization; allocated general and administrative expenses; interest expense and income; and income taxes have been excluded because the property interest acquired represents only a portion of a business and the expenses incurred are not necessarily indicative of the expenses to be incurred by Quicksilver.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of certain revenues for the reported period. Estimates and assumptions are also required in the disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results may differ from such estimates.

3.   CONTINGENT LIABILITIES

     Given the nature of the properties acquired and as stipulated in the purchase agreement, Quicksilver is subject to loss contingencies, if any, pursuant to existing or expected environmental laws, regulations and leases covering the acquired properties.

4.   OIL AND NATURAL GAS RESERVES INFORMATION (UNAUDITED)

     Unaudited reserve information related to the properties being acquired is presented in the table below and is derived from the January 1, 1999, oil and natural gas reserve report prepared by Quicksilver's independent petroleum engineers and calculated as of January 1, 1998 by adding production for 1998 to the January 1, 1999 amount.

                                                                    Oil              Gas
                                                                   (MBl)            (MMcf)
                                                                   -----            ------
     Estimated Quantities of Proved Reserves:
       January 1, 1998                                             2,938           50,003
        Production                                                  (239)          (3,441)
                                                                   -----           ------

       December 31, 1998                                           2,699           46,562
                                                                   =====           ======

     Proved Developed Reserves:
       As of December 31, 1998                                       621           12,937
                                                                   =====           ======

Standardized Measure of Discounted Future Net Cash Flows and Changes Therein Related to Oil and Natural Gas Reserves--The standardized measure of discounted future net cash flows ("Standardized Measure") relating to oil and natural gas reserves being acquired is calculated in accordance with Statement of Financial Accounting Standards No. 69, "Disclosures About Oil And Gas Producing Activities." The Standardized Measure has been prepared assuming year-end selling prices adjusted for future fixed and determinable contractual price changes, year-end development and production costs, and a 10% annual discount rate. The reserves and the related Standardized Measure at December 31, 1998, derived from the oil and natural gas reserve report prepared by Quicksilver's independent petroleum engineers, were adjusted for production during 1998, and in addition, the Standardized Measure was adjusted for price changes to derive reserves and the Standardized Measure as of December 31, 1998. The Standardized Measure is not a fair market value of the mineral interests purchased, and the Standardized Measure presented for the proved oil and natural gas reserves does not purport to present the fair market value of the oil and natural gas properties. An estimate of such value should consider, among other factors, anticipated future prices of oil and natural gas, the probability of recoveries of existing proved reserves, the value of probable reserves and acreage prospects, and, perhaps, different discount rates. It should be noted that estimates of reserve quantities are inherently imprecise and subject to substantial revision.


                                                       December 31, 1998
                                                       -----------------
                                                       (Amounts in thousands)

     Future cash inflows                                $ 149,842

     Future production and development costs              (65,499)

     Future income tax expense                            (19,497)
                                                        ---------

     Future net cash flows undiscounted                    64,846

     10% annual discount for estimated
         timing of cash flows                             (26,550)
                                                        ---------

     Standardized measure of discounted future
         net cash flows                                 $  38,296
                                                        =========

     The following are principal sources of changes in the standardized measure of discounted future net cash flows:


                                                       Year Ended December 31, 1998
                                                       ----------------------------
                                                       (Amounts in thousands)

       Standardized measure of discounted future
         net cash flows at beginning of period              $ 39,028
         Changes resulting from:
            Net change in prices                              (1,986)
            Sales of oil and natural gas produced,
            net of production costs                           (7,048)
            Accretion of discount                              3,903
            Net change in income taxes                         4,399
                                                            --------

       Standardized measure of discounted future net
         cash flows at end of period                        $ 38,296
                                                            ========

                                   * * * * * *

     This Current Report on Form 8-K/A is an amendment to the Current Report on Form 8-K filed on May 28, 1999, pursuant to Item 7(a).

ITEM 7.  FINANCIAL STATEMENTS.

     (a)  Financial Statement of Assets Acquired.

          Report of Independent Auditors
          Statement of revenues and direct operating expenses for the year ended December 31, 1998
          Notes to statement of revenues and direct operating expenses for the year ended December 31, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            QUICKSILVER RESOURCES INC.




                            By:  /s/ Glenn M. Darden
                                 -----------------------------------------
                                     Glenn M. Darden
                                     President and Chief Operating Officer


Date:  July 22, 1999